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                      SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

    Date of Report (Date of Earliest Event Reported):       January 12, 2000
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                               Open Market, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


              0-28436                                  04-3214536
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    (Commission File Number)               (IRS Employer Identification No.)


One Wayside Road, Burlington, Massachusetts                 01803
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  (Address of Principal Executive Offices)                 (Zip Code)


                                 (781) 359-3000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

On January 12, 2000, Open Market, Inc. (the "Company") announced that effective February 5, 2000, Ron Matros will become the Company's Chief Executive Officer, while also retaining the title of President. Gary Eichhorn, the Company's current Chief Executive Officer, will be retiring from the Company.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

The Company's press release dated January 12, 2000, is filed herewith as Exhibit 99.1


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 20, 2000                         OPEN MARKET, INC.



                                         By: /s/ Betty J. Savage
                                            ----------------------------
                                         Betty J. Savage
                                         Vice President and
                                         Chief Financial Officer




                                 EXHIBIT INDEX
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Exhibit No.         Exhibit
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99.1                Press Release dated January 12, 2000.